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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT


                                                                                     State or Other Jurisdiction of
Name                                                                                          Incorporation
----                                                                                 ------------------------------

Orthodontic Centers of Alabama, Inc.............................................                 Delaware

Orthodontic Centers of Arkansas, Inc............................................                 Delaware

Orthodontic Centers of Arizona, Inc.............................................                 Delaware

Orthodontic Centers of California, Inc..........................................                 Delaware

Orthodontic Centers of California-Vista, Inc....................................                 Delaware

Orthodontic Centers of Colorado, Inc............................................                 Delaware

Orthodontic Centers of Connecticut, Inc.........................................                 Delaware

Orthodontic Centers of Florida, Inc.............................................                 Delaware

Orthodontic Centers of Georgia, Inc.............................................                 Delaware

Orthodontic Centers of Hawaii, Inc..............................................                 Delaware

Orthodontic Centers of Idaho, Inc...............................................                 Delaware

Orthodontic Centers of Illinois, Inc............................................                 Delaware

Orthodontic Centers of Indiana, Inc.............................................                 Delaware

Orthodontic Centers of Iowa, Inc................................................                 Delaware

Orthodontic Centers of Kansas, Inc..............................................                 Delaware

Orthodontic Centers of Kentucky, Inc............................................                 Delaware

Orthodontic Centers of Louisiana, Inc...........................................                 Delaware

Orthodontic Centers of Maine, Inc...............................................                 Delaware

Orthodontic Centers of Maryland, Inc............................................                 Delaware

Orthodontic Centers of Massachusetts, Inc.......................................                 Delaware

Orthodontic Centers of Michigan, Inc............................................                 Delaware

Orthodontic Centers of Minnesota, Inc...........................................                 Delaware

Orthodontic Centers of Mississippi, Inc.........................................                 Delaware

Orthodontic Centers of Missouri, Inc............................................                 Delaware

Orthodontic Centers of Nebraska, Inc............................................                 Delaware


                                                                                     State or Other Jurisdiction of
Name                                                                                          Incorporation
----                                                                                 ------------------------------


Orthodontic Centers of Nevada, Inc..............................................                  Nevada

Orthodontic Centers of New Hampshire, Inc.......................................                 Delaware

Orthodontic Centers of New Jersey, Inc..........................................                 Delaware

Orthodontic Centers of New Mexico, Inc..........................................                 Delaware

Orthodontic Centers of New York, Inc............................................                 Delaware

Orthodontic Centers of North Carolina, Inc......................................                 Delaware

Orthodontic Centers of North Dakota, Inc........................................                 Delaware

Orthodontic Centers of Ohio, Inc................................................                 Delaware

Orthodontic Centers of Oklahoma, Inc............................................                 Delaware

Orthodontic Centers of Oregon, Inc..............................................                 Delaware

Orthodontic Centers of Pennsylvania, Inc........................................                 Delaware

Orthodontic Centers of Puerto Rico, Inc.........................................                 Delaware

Orthodontic Centers of Rhode Island, Inc........................................                 Delaware

Orthodontic Centers of South Carolina Inc.......................................                 Delaware

Orthodontic Centers of Tennessee, Inc...........................................                 Delaware

Orthodontic Centers of Texas, Inc...............................................                 Delaware

Orthodontic Centers of Utah, Inc................................................                 Delaware

Orthodontic Centers of Virginia, Inc............................................                 Delaware

Orthodontic Centers of Washington, Inc..........................................                 Delaware

Orthodontic Centers of Washington D.C., Inc.....................................                 Delaware

Orthodontic Centers of West Virginia, Inc.......................................                 Delaware

Orthodontic Centers of Wisconsin, Inc...........................................                 Delaware

Orthodontic Centers of Wyoming, Inc.............................................                 Delaware

OCA MergerCo, Inc...............................................................                 Delaware

Orthodontic Centers of America, S.C.............................................                  Mexico

Orthodontic Centers of America de Mexico, S.A. de C.V...........................                  Mexico

Orthodontic Centers of America Europe, S.A......................................                  Spain



                                                                                     State or Other Jurisdiction of
Name                                                                                          Incorporation
----                                                                                 ------------------------------


OCA Japan Co., Ltd..............................................................                  Japan

OrthAlliance, Inc...............................................................                 Delaware

OrthAlliance Finance, Inc.......................................................                 Delaware

OrthAlliance Holdings, Inc......................................................                  Texas

OrthAlliance New Image, Inc.....................................................                 Delaware

OrthAlliance Properties, Inc....................................................                California

OrthAlliance Services, Inc......................................................                California

PedoAlliance, Inc...............................................................                 Delaware

PedoAlliance Properties, Inc....................................................                California